RenaissanceRe Holdings Ltd. Merrill Lynch Insurance Investor Conference February 2009 Exhibit 99.2

Safe Harbor Statement
Cautionary Statement under "Safe Harbor” Provisions of the Private Securities Litigation Reform
Act of 1995:
Statements made in this presentation contain information about the Company's future business prospects. These statements may be considered "forward-looking." These statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. Forward-looking statements are only as of the date they are made and we do not undertake any obligation to update or revise publicly any forward-
looking statements, whether as a result of new information, future events or otherwise. For further information regarding cautionary statements and factors affecting future results, please refer to
RenaissanceRe Holdings Ltd.’s filings with the Securities and Exchange Commission, including its
Annual Report on Form 10-K for the year ended December 31, 2008.
This presentation includes certain non-GAAP financial measures within the meaning of Regulation
G including "tangible book value per common share plus accumulated dividends” and “managed catastrophe premium”. A definition of such measures and a reconciliation of these measures to the most comparable GAAP figures in accordance with Regulation G is available in the Company's
February 11, 2009 Earnings Release and Financial Supplement which are located on the
Company's website www.renre.com under “Investor Information/Current News” and “Investor
Information/Financial Reports” respectively.

Table of Contents
Holdings Overview:  A Consistent Strategy
Reinsurance: Market Leading Franchise
Individual Risk: Building Out Our Platform
Ventures: Leveraging and Expanding Our Franchise
Hurricane Science: Extending Scientific Leadership
Financial Profile: Strong Capital and Liquidity Position
Summary: Well-Positioned for the Future

We have generated superior shareholder value
across market cycles

Legend: Green =TBVPS; Yellow = accumulated dividends
*Information concerning the reconciliation of Non-GAAP measures can be found at the beginning of this presentation.
$0
$5
$10
$15
$20
$25
$30
$35
$40
$45
$50
1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008
Tangible Book Value Per Common Share plus Accumulated
Dividends*

5 Our focus remains the same •We focus on four key business areas Property Cat Reinsurance Specialty Reinsurance Individual Risk Joint Ventures and Strategic Investments

Superior Risk Selection

Superior Marketing & Relationships

Superior Capital Management

Superior Joint Ventures

Our consistent strategy provides us with important
competitive advantages
• Confidence to quote risks in
changing environment
• Long term outperformance
• Normal “open market” position
- Plus preferred signings on open market
transactions
- Plus private market transactions
• Higher market share of attractive business
• Focus on underwriting
• Ability to expand and contract capital
in innovative ways
• Creates opportunities for capital
providers and capital available to clients
• Optimize return to investors
•Consistent exposure based pricing
•Quick response
•Customized products
•Capacity for large lines
•Advice on cat risk management
•Superior credit quality and willingness to pay
• Excellent financial rating
• Multiple channels of access to capita
• Innovation
• Matching capital to risk
• Joint ventures
• Underwriting excellence
• Premiere risk modeling
capabilities and technology

Multiple channels of access to capital is a competitive advantage
RNR
Long-term
JV Capital
(e.g. DaVinci)
Public
Equity
Reinsurance
Public
Debt
Short-term or
Soft Capital
(e.g.
Starbound I
& II)
Private/
Bank Debt

We screen new opportunities with a consistent framework
We look for new business opportunities that meet our return hurdles and fit our business model.
Credible Data/
Decision Support
Tools
Market
Opportunity
Cultural Fit

Extending our industry leadership:
different approaches to different cycles
• “Pedal to the metal” in existing
business
• Innovate to create capacity /
opportunity, working with
Ventures business:
- Sidecars
- Parametric solutions
• Maintain discipline around
exposure-based pricing
• Define value proposition for
brokers / buyers
• Strengthen existing business
operations
• Maintain discipline around
exposure based pricing
- “Deal we will do” versus
offered terms
• Cautiously pursue new
opportunities
• Return capital to shareholders
Hard Market Strategies
Soft Market Strategies

Our expansion strategy has been key to our growth
0
400
800
1,200
1,600
2,000
1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009
(proj. 1)
RenRe Cat RenRe Specialty
Joint Venture* Individual Risk
*Information concerning the reconciliation of Non-GAAP measures and cautionary information with respect to the 2009 projections can be found at the beginning of this presentation.
(1) 2009 projected premiums are managed catastrophe premiums up 15%, Individual Risk premiums are flat, and Specialty reinsurance premiums up 20%. These estimates were originally disclosed on the Company’s February 12, 2009 earnings call for the quarter and year ended December 31, 2008.
Gross Written Premium

Reinsurance: Leveraging off of our market
leading franchise
Exposure based pricing that
meets our portfolio return hurdles
Quick response
Customized products
Capacity for large lines
Advice on cat risk management
Superior credit quality and
willingness to pay
Normal “open market” position
Plus preferred signings on open
market transactions
Plus private market transactions
Option to renew business written
for fully collateralized vehicles
RNR delivers value
RNR gets preferred status

Discipline requires knowing when to grow
and when to shrink
Market conditions matter – we decrease when conditions soften
(e.g. late 1990’s and 2008), and grow when pricing improves (e.g. 2002)
Specialty premium can be lumpy due to our willingness to participate on large lines; we remain disciplined in a more competitive market
0
500
1000
1500
1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009
(proj.
1)
Specialty
Managed Cat ceded to fully-collateralized J.V.'s*
Managed Cat*
*Information concerning the reconciliation of Non-GAAP measures and cautionary information with respect to the 2009 projections can be found at the beginning of this presentation.
(1) 2009 projected premiums are managed catastrophe premiums up 15% and Specialty reinsurance premiums up 20%. These estimates were originally disclosed on the Company’s February 12, 2009 earnings call for the quarter and year ended December 31, 2008.
Managed Catastrophe and Specialty Premiums

Individual Risk: Building out our platform
Our focus is on high margin primary insurance and quota share reinsurance
We partner with other insurance companies and program managers
(intermediaries) who source the risk and provide back office support
We target a small number of partners with the following characteristics:
– Leaders in their classes of risk
– Large premium volume
– Efficient back offices
– Focused on data, systems and rigorous risk analytics
We are developing proprietary risk modeling tools to track and evaluate exposures

14 14
Market conditions dictate writings – we will decrease when
conditions soften and grow when pricing improves
Individual Risk Premiums
(1) 2009 projected Individual Risk premiums are flat. These estimates were originally disclosed on the Company’s February 12, 2009 earnings call for the quarter and year ended December 31, 2008.
0
200
400
600
800
2002 2003 2004 2005 2006 2007 2008 2009 (proj. 1)
$MM
Commercial Property Personal Lines Property Commercial Multi -line Multi Peril Crop

Extending into attractive markets and expanding
our operational capabilities

Agro
National
Claims
Management
Services
• Agro National: a managing general underwriter of crop
insurance
• We partnered with Agro National over the past four years to write multi-peril crop insurance policies
• Acquisition provides means to expand in growing agricultural market
• CMS: a privately-held provider of claims administration,
adjustment and consulting services
• Provided third party administrative services to our subsidiaries on an outsourced basis since 2005
• CMS has important operational capabilities and gives us
greater control of a core function key to our plans for U.S.
growth

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

Renaissance
Investment Managers
(“R.I.M.”)
Ventures: Leveraging and expanding our franchise

Joint Ventures (“J.V.”)
• permanent vehicles that augment RenRe’s offering to
clients and brokers – Top Layer Re & DaVinci Re
Packaging & Selling
• limited-life vehicles to provide incremental capital to
clients and brokers including side cars and cat bonds,
Starbound I (2006) & II (2007). Timicuan Re (2006)
Venture Capital
• capital solutions to clients as well as strategic investing
– Tower Hill, Platinum warrants
• risk mitigation services/products to the natural gas,
heating oil, and energy industry; also includes trading
of weather derivatives
Weather Predict
Consulting (“W.P.C.”)
• weather forecasting, modeling, advisory services and
outreach in support of RenRe’s businesses – WindX,
Wall of Wind

RenaissanceRe

STORMSTRUCK

HURRICANE RISK MITIGATION LEADERSHIP FORUM

NORTHEAST HURRICANE MITIGATION LEADERSHIP FORUM

HURRICANE SCIENCE for SAFETY LEADERSHIP FORUM

RenaissanceRe wall of wind

Hurricane Science: Extending our scientific leadership
through our current hurricane risk mitigation efforts
StormStruck™
The Hurricane Risk Mitigation Leadership Forum series
The RenaissanceRe Wall of Wind

Financial Profile: Strong capital and liquidity position,
our balance sheet and capital base remain strong
$0
$1
$2
$3
$4
$5
$6
Common Preferred
Funded debt Undrawn debt
JV capital*
* excluding $3.9 billion of capacity at Top Layer Re
**Reflects the redemption of ~$250 million of preference shares and funded debt, which were redeemed during Q1 2007

RenaissanceRe is well-positioned
Balance sheet and capital base are strong, we are focused on managing our assets optimally
Our organization is strengthened by new talent, widening our breadth of expertise
Our distinctive corporate culture remains a key competitive advantage
We continue to strengthen our position as a leader in property cat reinsurance with superior risk analytics
We view ourselves as a capital provider to our clients and provide capital principally in the form of reinsurance, alternative forms of capital are provided to meet clients’ evolving needs
We are well positioned to continue to serve our customers in timely, innovative ways, to seize attractive opportunities when they arise and to build shareholder value in the years ahead

RenaissanceRe Holdings Ltd. Renaissance House 8–20 East Broadway Pembroke, HM 19 Bermuda Tel: (441) 295-4513 www.renre.com